Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to Ordinary Shares, nominal value £0.25 per share, of Barclays PLC, a public company registered in England with company number 48839. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: February 8, 2019

Whistle Investors LLC			Sherborne Investors Limited
By:	Sherborne Investors Limited,
	its managing member		By:	/s/ Stephen Welker
				Name:	Stephen Welker
By:	/s/ Stephen Welker			Title:	Director
	Name:	Stephen Welker
	Title:	Director	Sherborne Investors LP
			By:	Sherborne Investors GP, LLC,
Whistle Investors II LLC				its general partner
By:	Sherborne Investors Limited,
	its managing member		By:	/s/ Stephen Welker
				Name:	Stephen Welker
By:	/s/ Stephen Welker			Title:	Managing Director
	Name:	Stephen Welker
	Title:	Director	Sherborne Investors Management LP
			By:	Sherborne Investors Management GP, LLC,
SIGC, LP (Incorporated)				its general partner
By:	Sherborne Investors (Guernsey) GP, LLC,
	its managing partner		By:	/s/ Stephen Welker
By:	Sherborne Investors LP,			Name:	Stephen Welker
	its sole member			Title:	Managing Director
By:	Sherborne Investors GP, LLC,
	its general partner		Sherborne Investors GP, LLC

By:	/s/ Stephen Welker		By:	/s/ Stephen Welker
	Name:	Stephen Welker		Name:	Stephen Welker
	Title:	Managing Director		Title:	Managing Director

Sherborne Investors Management (Guernsey) LLC			Sherborne Investors Management GP, LLC
By:	Sherborne Investors Management LP,
	its sole member		By:	/s/ Stephen Welker
By:	Sherborne Investors Management GP, LLC,			Name:	Stephen Welker
	its general partner			Title:	Managing Director

By:	/s/ Stephen Welker		/s/ Edward Bramson
	Name:	Stephen Welker	Edward Bramson
	Title:	Managing Director
/s/ Stephen Welker
Sherborne Investors (Guernsey) GP, LLC			Stephen Welker
By:	Sherborne Investors LP,
its sole member
By:	Sherborne Investors GP, LLC,
its general partner

By:	/s/ Stephen Welker
	Name:	Stephen Welker
	Title:	Managing Director